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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                   Form 8-K

                        Commission File No. 000-26991

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT of 1934

DATE OF REPORT (Date of earliest event reported) February 21, 2003
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                      Anthony & Sylvan Pools Corporation
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            (Exact name of registrant as specified in its charter)


              Ohio                                        31-1522456
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(State of Incorporation)                       (IRS Employer Identification No.)


 6690 Beta Drive, Mayfield Village, Ohio                     44143
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code     (440) 720-3301
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                                NOT APPLICABLE
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        (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE

         On February 21, 2003 Anthony & Sylvan Pools Corporation (the "registrant") issued a press release setting forth its fourth quarter and full year 2002 earnings. A copy of registrant's press release is attached as
Exhibit 99.1 to this report and incorporated herein by reference.



SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         Anthony & Sylvan Pools Corporation


                                         By: /s/ William J. Evanson
                                             ----------------------------
                                             William J. Evanson
                                             Executive Vice President and
                                             Chief Financial Officer

Dated:  February 24, 2003



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                               [Exhibit Index]

Item No.                            Description
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
99.1                   Press Release, dated February 21, 2003


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